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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 28, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
         2210 WEST DALLAS STREET, HOUSTON, TEXAS 77019 - (713) 529-4200
                      (FORMER ADDRESS AND TELEPHONE NUMBER)
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ITEM 5.  OTHER EVENTS

     On January 28, 1998, Consolidated Graphics, Inc. (the "Company") announced its fiscal 1998 third quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

     On January 28, 1998, the Company announced the completion of the acquisitions of StorterChilds Printing Company of Gainesville, Florida and Heath Printers of Seattle, Washington. A copy of the press release is attached hereto as Exhibit 99.2.

     The attached press releases may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of Consolidated Graphics, Inc. dated January 28, 1998, with respect to the announcement of the Company's fiscal 1998 third quarter results.

          99.2 Press release of Consolidated Graphics, Inc. dated January 28, 1998, with respect to the announcement of the completion of the acquisitions of StorterChilds Printing Company of Gainesville, Florida and Heath Printers of
                Seattle, Washington.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                           CONSOLIDATED GRAPHICS, INC.
                                                 (Registrant)

                                           By:/s/HAROLD E. GAUBERT, JR.
                                                 HAROLD E. GAUBERT, JR.
                                           EXECUTIVE VICE PRESIDENT -
                                           FINANCE AND ADMINISTRATION

Date:  January 28, 1998

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